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                    SECURITIES AND EXCHANGE  COMMISSION

                         WASHINGTON  D.C. 20549


                                 FORM 8-K
                                 --------

                              CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d)  OF THE
                SECURITIES AND EXCHANGE ACT OF 1934
     Date of Report (Date of Earliest Event Reported):  November 6, 1998
                                                       -----------------

                              Summit Bancorp.
                            -----------------

         (Exact Name of Registrant as Specified in its Charter)

 New Jersey                           1-6451                  22-1903313
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(State or other jurisdiction of    (Commission            (I.R.S. Employer
 incorporation or organization)       File number)      Identification No.)


                301 Carnegie Center, P. O. Box 2066
                Princeton ,  New Jersey 08543-2066
               ------------------------------------
             (Address of Principal Executive Offices)
                             (Zip Code)


                           (609) 987-3200
         (Registrant's Telephone Number, including Area Code)






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Item 5.  Other  Events.

 In October 1998, the Registrant publicly reported its results of operations for the three-month and nine-month periods ended September 30, 1998. Filed herewith is a portion of the financial statements and notes thereto for such periods that will be included in the Registrant's Form 10-Q for the quarterly period ended September 30, 1998.



Item 7.  Financial Statements and Exhibits.

       	(c.) Exhibits:

	        (99.1)Consolidated balance sheets at September 30, 1998,
             			December 31, 1997 and September 30, 1997.
	               Consolidated statements of income for the
                three-month and nine-month periods ended
                September 30, 1998 and 1997. Notes to
                consolidated balance sheets and statements of income.







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                           SIGNATURE
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 Pursuant to the requirements of the Securities and
 Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  November 6, 1998 	                      		SUMMIT BANCORP.
                                                 -----------------

                                  	          By:   /s/ William J. Healy
                                                  ----------------------
                                                     William J. Healy
                                   		Executive Vice President and Comptroller
                                         			  (Chief Accounting Officer)

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